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                                                                    EXHIBIT 10.2

                             STOCK PLEDGE AGREEMENT

      This STOCK PLEDGE AGREEMENT is made and entered into as of the 26th day of July, 2002, by and between Richard L. Marcantonio, a resident of the State of Minnesota (the "PLEDGOR") and G&K Services, Inc., a Minnesota corporation ("PLEDGEE").

                                  INTRODUCTION

      A. PROMISSORY NOTE. Pledgor has issued a Promissory Note in the original principal amount of Four Hundred Thousand Dollars ($400,000) (the "PRINCIPAL SUM").

      B. SECURITY. To induce Pledgee to enter into the transactions described above, and as security for payments due under the Note, Pledgor has agreed to pledge shares of Ecolab Inc., a Delaware corporation (the "Shares"), which Shares have a value of at least 130% of the Principal Sum.

                                    AGREEMENT

      NOW, THEREFORE, in order to secure payment of all amounts due and owing Pledgee under the Note (collectively, the "OBLIGATIONS"), and in consideration of the facts recited above (which are a part of this Agreement) and the promises set forth below, it is agreed:

      1. PLEDGE. As collateral for the payment of the Obligations, Pledgor hereby grants a security interest to Pledgee and deposits with Pledgee (accompanied by a stock power in blank) the Shares (which Shares, as adjusted from time to time as provided herein, shall hereinafter to be referred to as the "PLEDGED STOCK"), and Pledgor agrees to perform the obligations set forth herein. Pledgor hereby appoints Pledgee as attorney-in-fact to arrange for the transfer of the Pledged Stock on the books of the Company into the name of Pledgee if an Event of Default (as defined below) occurs as set forth herein. The Pledged Stock shall be held and disposed of pursuant to the terms of this Agreement.

      2. FURTHER ASSURANCES. Pledgor agrees at any time, and from time to time, to execute such other instruments as Pledgee may reasonably request to establish, maintain and perfect the security interest in the Pledged Stock conveyed by this Agreement.

      3.    RIGHTS OF PLEDGOR. Prior to the occurrence of an Event of Default:

            (a) Pledgor shall have the right to exercise all voting and other powers pertaining to the Pledged Stock for all purposes; and

            (b) All dividends or other distributions with respect to the Pledged Stock shall be payable to Pledgor; provided, however, that following an Event of Default, all dividends or other distributions with respect to the Pledged Stock shall be payable to Pledgee.



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      4.    REPRESENTATIONS AND WARRANTIES. Pledgor represents and warrants as follows:

            (a) Pledgor will not sell or otherwise dispose of any Pledged Stock or any interest therein without the prior written consent of the Pledgee; and

            (b) Throughout the term of this Agreement, Pledgor will keep the Pledged Stock free and clear of all security interests, liens, and encumbrances, except the security interest granted hereunder.

      5. ADJUSTMENT. If during the term of this Agreement any share dividend, reclassification, readjustment or other change is declared or made in the capital structure of the Company, then all new, substituted, and additional shares, or other securities issued by reason of original issuance of the Pledged Stock shall be subject to the terms of this Agreement in the same manner as, and as a part of, the Pledged Stock.

      6. RELEASE OF SHARES; TERMINATION. On each Payment Date (as such term is defined in the Note), Pledgee agrees to release Shares of Pledged Stock to the extent that the remaining Shares have an aggregate value of 130% of the Obligations, and Pledgee shall transfer to Pledgor such released Shares and deliver any assignments separate from certificate for cancellation relating thereto. Upon full performance of all of the Obligations, Pledgee shall transfer to Pledgor all of the Pledged Stock and deliver any assignments separate from certificate for cancellation, and all rights received by Pledgee under this Agreement shall terminate.

      7. EVENTS OF DEFAULT. An event of default under this Agreement ("EVENT OF DEFAULT") shall occur when an Event of Default occurs under the Note, and remains uncured for thirty (30) days after written notice of such default is given by Pledgee to Pledgor.

      8. REMEDIES. Upon the occurrence of an Event of Default and at any time thereafter, Pledgee may exercise any one or more of the following rights or remedies:

            (a) exercise all voting rights, rights to receive dividends and other distributions, and other rights as a holder of the Pledged Stock;

            (b) exercise and enforce any or all rights and remedies available upon default to a secured party under the Uniform Commercial Code, including (i) the right to offer and sell the Pledged Stock privately to purchasers who will agree to take the Pledged Stock for investment and not with a view to distribution, and who will agree to the imposition of restrictive legends on any certificates representing the Pledged Stock, and (ii) the right to arrange for a sale that would otherwise qualify as exempt from registration under the Securities Act of 1933, as amended; and, if notice to Pledgor of any intended disposition of the Pledged Stock or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least twenty (20) calendar days prior to the date of intended disposition or other action; and

            (c) exercise or enforce any or all other rights or remedies available to Pledgee by law or agreement against the Pledged Stock, against Pledgor or against any other person or property.


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      9.    APPLICATION OF PROCEEDS. The proceeds of any sale of all or a part of the Pledged Stock shall be applied as follows:

            (a) First, to the payment of all costs and expenses incurred by Pledgee in enforcing its rights under this Agreement, including without limitation, the reasonable fees of attorneys or other agents employed by Pledgee in connection therewith;

            (b) Second, to the payment of all of the Obligations then due and owing; and

            (c) Third, any surplus remaining after application of the proceeds pursuant to subparagraphs (a) and (b) above shall be paid to Pledgor or the successors or assigns thereof.

Pledgor shall remain liable to Pledgee for any deficiency.

      10.   MISCELLANEOUS. The parties agree as follows:

            (a) No waiver of any of the provisions or conditions of this Agreement shall be effective unless such waiver is in writing and signed by the party claimed to have given, or consented to, such waiver.

            (b) No failure on the part of Pledgee to exercise, and no delay on the part of Pledgee in exercising, any right, power, or remedy pursuant to this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise by Pledgee of any right, power, or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power, or remedy. The remedies herein provided are cumulative and shall not be exclusive of any other remedies provided by law or agreement.

            (c) The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective legal representatives, successors and permitted assigns of the parties; provided, however, that neither party may assign this Agreement or its obligations, duties, or liabilities hereunder without the express prior written consent of the other party.

            (d) This Agreement is delivered and is intended to be performed in the State of Minnesota and should be construed and enforced in accordance with the laws of such State, without regard to conflict of law principles.

            (e) All notices, requests, demands, and other communications hereunder shall be in writing, and shall be deemed to have been duly given three days after mailed if sent by registered mail, return receipt requested, postage prepaid, to the parties at the following addresses (or to any other address given to the other party pursuant to the provisions of this subsection):

            If to Pledgor:                    If to Pledgee:

            ______________________            G&K Services, Inc.
            ______________________            5995 Opus Parkway, Suite 5500
            ______________________            Minnetonka, MN  55343
            ______________________            Attention: Chief Financial Officer




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            (f)   This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (g) This Agreement may not be amended except by written agreement executed by all parties hereto.

            (h) If any provision or application of this Agreement is held unlawful or unenforceable in any respect, such illegality or unenforceability shall not affect other provisions or applications which can be given effect, and this Agreement shall be construed as if the unlawful or unenforceable provision or application had never been contained herein or prescribed hereby.

            (i) All representations and warranties contained in this Agreement shall survive the execution, delivery, and performance of this Agreement and any other documents or instruments executed or delivered in connection with or pursuant to any of the foregoing.

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       PLEDGOR:



                                       /s/ Richard L. Marcantonio
                                       -----------------------------------------
                                       Richard L. Marcantonio



                                       PLEDGEE:

                                       G&K SERVICES, INC.

                                       By:     /s/ Sally J. Bredehoft
                                       -----------------------------------------
                                       Name:   Sally J. Bredehoft
                                       -----------------------------------------
                                       Its:    Vice President, Human Resources
                                       -----------------------------------------



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